SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 24, 2015

DIODES INCORPORATED

(Exact name of Registrant as Specified in Its Charter)

Delaware	002-25577	95-2039518
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4949 Hedgcoxe Road, Suite 200, Plano, TX		75024
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (972) 987-3900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Form 8-K/A amends the Form 8-K filed by Diodes Incorporated (the “Company”) with the Securities and Exchange Commission (the “Commission”) on November 25, 2015 (the “Original 8-K”), regarding the acquisition (the “Acquisition”) of Pericom Semiconductor Corporation (“Pericom”).

As permitted under Item 9.01(a)(4) of Form 8-K, the Original 8-K did not include certain financial statements and pro forma financial information. The Company is filing this amendment to provide the historical audited financial information and unaudited pro forma financial information required to be filed under Item 9.01 of Form 8-K in connection with the Acquisition.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

This Form 8-K/A incorporates by reference the historical audited consolidated balance sheets of Pericom as of June 27, 2015 and June 28, 2014, and the related consolidated statements of operations, comprehensive income (loss), shareholders’ equity and cash flows for each of the three years in the period ended June 27, 2015 included in “Item 8. Financial Statements and Supplementary Data” from Pericom’s Annual Report on Form 10-K for the year ended June 27, 2015, filed with the Commission on September 1, 2015 (pages 50 through 79 only).*

This Form 8-K/A incorporates by reference the historical unaudited condensed consolidated balance sheets of Pericom as of September 26, 2015 and June 27, 2015, and the related unaudited condensed consolidated statements of operations, comprehensive income (loss), shareholders’ equity and cash flows for the three months ended September 26, 2015 and September 27, 2014, included in “Item 1. Condensed Consolidated Financial Statements Unaudited” from Pericom’s Quarterly Report on Form 10-Q for the three months ended September 26, 2015, filed with the Commission on November 2, 2015 (pages 3 through 19 only).**

(b)	Pro forma financial information.

The following pro forma financial information and related notes are filed herewith as Exhibit 99.3:

•	Unaudited pro forma condensed combined balance sheet as of September 30, 2015 and accompanying explanatory notes;

•	Unaudited pro forma condensed combined statement of operations for the year ended December 31, 2014 and accompanying explanatory notes; and

•	Unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2015 and accompanying explanatory notes.

The unaudited pro forma condensed consolidated financial information is presented for informational purposes only. The pro forma data is not necessarily indicative of what the Company’s financial position or results of operations actually would have been had the Company completed the Acquisition as of the dates indicated. In addition, the unaudited pro forma condensed consolidated financial information does not purport to project the future financial position or operating results of the consolidated company.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of Burr Pilger Mayer, Inc., Independent Auditors of Pericom Semiconductor Corporation and subsidiaries

99.1

Consolidated balance sheet of Pericom as of June 27, 2015 and June 28, 2014, and the related consolidated statements of operations, comprehensive income (loss), stockholders’ equity and cash flows for each of the three years in the period ended June 27, 2015 (incorporated by reference from “Item 8. Financial Statements and Supplementary Data” in Pericom’s Annual Report on Form 10-K for the year ended June 27, 2015, filed with the Securities and Exchange Commission (the “SEC”) on September 1, 2015 (pages 50 through 79 only).

99.2

Condensed consolidated balance sheets of Pericom as of September 26, 2015 and June 27, 2015, and the related unaudited condensed consolidated statements of operations, comprehensive income (loss) and cash flows for the three months ended September 26, 2015 and September 27, 2014 (incorporated by reference from “Item 1. Condensed Consolidated Financial Statements (Unaudited)” from Pericom’s Quarterly Report on Form 10-Q for the three months ended September 26, 2015, filed with the SEC on November 2, 2015 (pages 3 through 19 only.)**

99.3	Unaudited pro forma financial information

*

Financial statements required by Item 9.01(a) are for Pericom Semiconductor Corporation’s most recent fiscal year only. All other years are not required and are being presented for information purposes only.

**

Financial statements required by Item 9.01(a) are for Pericom’s Semiconductor Corporation’s most recent quarterly period and the corresponding quarterly period of the preceding year (September 2015) only. All other periods are not required and are being presented for information purposes only.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 10, 2016	DIODES INCORPORATED

	By	/s/ Richard D. White
Richard D. White
Chief Financial Officer